                                                                      Exhibit 21


                        PAXSON COMMUNICATIONS CORPORATION
                              LIST OF SUBSIDIARIES


--------------------------------------------------------------------------------
NAME                                                     STATE OF INCORPORATION
--------------------------------------------------------------------------------
America 51, L.P.                                                  Delaware LP
--------------------------------------------------------------------------------
Bud Hits, Inc.                                                    Florida
--------------------------------------------------------------------------------
Bud Songs, Inc.                                                   Florida
--------------------------------------------------------------------------------
Clearlake Productions, Inc.                                       Florida
--------------------------------------------------------------------------------
Cocola Media Corporation of San Francisco, Inc.                   California
--------------------------------------------------------------------------------
Flagler Productions, Inc.                                         Florida
--------------------------------------------------------------------------------
Iron Mountain Productions, Inc.                                   Florida
--------------------------------------------------------------------------------
Ocean State Television, LLC                                       Delaware LLC
--------------------------------------------------------------------------------
PAX Hits Publishing, Inc.                                         Florida
--------------------------------------------------------------------------------
PAX Internet, Inc.                                                Florida
--------------------------------------------------------------------------------
PAX Net Television Productions, Inc.                              Florida
--------------------------------------------------------------------------------
PAX Net, Inc.                                                     Delaware
--------------------------------------------------------------------------------
Paxson Akron License, Inc.                                        Florida
--------------------------------------------------------------------------------
Paxson Albany License, Inc.                                       Florida
--------------------------------------------------------------------------------
Paxson Albuquerque License, Inc.                                  Florida
--------------------------------------------------------------------------------
Paxson Atlanta License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Battle Creek License, Inc.                                 Florida
--------------------------------------------------------------------------------
Paxson Birmingham License, Inc.                                   Florida
--------------------------------------------------------------------------------
Paxson Boston License, Inc.                                       Florida
--------------------------------------------------------------------------------
Paxson Boston-68 License, Inc.                                    Florida
--------------------------------------------------------------------------------
Paxson Buffalo License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Cedar Rapids License, Inc.                                 Florida
--------------------------------------------------------------------------------
Paxson Charleston License, Inc.                                   Florida
--------------------------------------------------------------------------------
Paxson Chicago License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Communications Corporation                                 Delaware
--------------------------------------------------------------------------------
Paxson Communications License Company, LLC                        Delaware LLC
--------------------------------------------------------------------------------
Paxson Communications LPTV, Inc.                                  Florida
--------------------------------------------------------------------------------
Paxson Communications Management Company                          Florida
--------------------------------------------------------------------------------
Paxson Communications of Akron-23, Inc.                           Florida
--------------------------------------------------------------------------------
Paxson Communications of Albany-55, Inc.                          Florida
--------------------------------------------------------------------------------
Paxson Communications of Albuquerque-14, Inc.                     Florida
--------------------------------------------------------------------------------
Paxson Communications of Atlanta-14, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Battle Creek-43, Inc.                    Florida
--------------------------------------------------------------------------------
Paxson Communications of Birmingham-44, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Boston-46, Inc.                          Florida
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Paxson Communications of Boston-60, Inc.                          Florida
--------------------------------------------------------------------------------
Paxson Communications of Boston-68, Inc.                          Florida
--------------------------------------------------------------------------------
Paxson Communications of Buffalo-51, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Cedar Rapids-48, Inc.                    Florida
--------------------------------------------------------------------------------
Paxson Communications of Charleston-29, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Chicago-38, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Dallas-68, Inc.                          Florida
--------------------------------------------------------------------------------
Paxson Communications of Davenport-67, Inc.                       Florida
--------------------------------------------------------------------------------
Paxson Communications of Denver-59, Inc.                          Florida
--------------------------------------------------------------------------------
Paxson Communications of Des Moines-39, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Detroit-31, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Fayetteville-62, Inc.                    Florida
--------------------------------------------------------------------------------
Paxson Communications of Fresno-61, Inc.                          Florida
--------------------------------------------------------------------------------
Paxson Communications of Greensboro-16, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Greenville-38, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Hartford-26, Inc.                        Florida
--------------------------------------------------------------------------------
Paxson Communications of Honolulu-66, Inc.                        Florida
--------------------------------------------------------------------------------
Paxson Communications of Houston-49, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Indianapolis-63, Inc.                    Florida
--------------------------------------------------------------------------------
Paxson Communications of Jacksonville-21, Inc.                    Florida
--------------------------------------------------------------------------------
Paxson Communications of Jacksonville-35, Inc.                    Florida
--------------------------------------------------------------------------------
Paxson Communications of Kansas City-50, Inc.                     Florida
--------------------------------------------------------------------------------
Paxson Communications of Knoxville-54, Inc.                       Florida
--------------------------------------------------------------------------------
Paxson Communications of Lexington-67, Inc.                       Florida
--------------------------------------------------------------------------------
Paxson Communications of Los Angeles-30, Inc.                     Florida
--------------------------------------------------------------------------------
Paxson Communications of Louisville-21, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Memphis-50, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Miami-35, Inc.                           Florida
--------------------------------------------------------------------------------
Paxson Communications of Milwaukee-55, Inc.                       Florida
--------------------------------------------------------------------------------
Paxson Communications of Minneapolis-41, Inc.                     Florida
--------------------------------------------------------------------------------
Paxson Communications of Mobile-61, Inc.                          Florida
--------------------------------------------------------------------------------
Paxson Communications of Nashville-28, Inc.                       Florida
--------------------------------------------------------------------------------
Paxson Communications of New Orleans-49, Inc.                     Florida
--------------------------------------------------------------------------------
Paxson Communications of New York-31, Inc.                        Florida
--------------------------------------------------------------------------------
Paxson Communications of Norfolk-49, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Oklahoma City-62, Inc.                   Florida
--------------------------------------------------------------------------------
Paxson Communications of Orlando-56, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Philadelphia-61, Inc.                    Florida
--------------------------------------------------------------------------------
Paxson Communications of Phoenix-13, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Phoenix-51, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Pittsburgh-40, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Portland-22, Inc.                        Florida
--------------------------------------------------------------------------------
Paxson Communications of Portland-23, Inc.                        Florida
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Paxson Communications of Providence-69, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Raleigh-47, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Roanoke-38, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Sacramento-29, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Salt Lake City-30, Inc.                  Florida
--------------------------------------------------------------------------------
Paxson Communications of San Antonio-26, Inc.                     Florida
--------------------------------------------------------------------------------
Paxson Communications of San Jose-65, Inc.                        Florida
--------------------------------------------------------------------------------
Paxson Communications of San Juan, Inc.                           Florida
--------------------------------------------------------------------------------
Paxson Communications of Scranton-64, Inc.                        Florida
--------------------------------------------------------------------------------
Paxson Communications of Seattle-33, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of Shreveport-21, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Spokane-34, Inc.                         Florida
--------------------------------------------------------------------------------
Paxson Communications of St. Croix-15, Inc.                       Florida
--------------------------------------------------------------------------------
Paxson Communications of St. Louis-13, Inc.                       Florida
--------------------------------------------------------------------------------
Paxson Communications of Syracuse-56, Inc.                        Florida
--------------------------------------------------------------------------------
Paxson Communications of Tampa-66, Inc.                           Florida
--------------------------------------------------------------------------------
Paxson Communications of Tucson-46, Inc.                          Florida
--------------------------------------------------------------------------------
Paxson Communications of Tulsa-44, Inc.                           Florida
--------------------------------------------------------------------------------
Paxson Communications of Washington-60, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Washington-66, Inc.                      Florida
--------------------------------------------------------------------------------
Paxson Communications of Wausau-46, Inc.                          Florida
--------------------------------------------------------------------------------
Paxson Communications of West Palm Beach-67, Inc.                 Florida
--------------------------------------------------------------------------------
Paxson Communications Television, Inc.                            Florida
--------------------------------------------------------------------------------
Paxson Communications Unrestricted Holdings, Inc.                 Delaware
--------------------------------------------------------------------------------
Paxson Dallas License, Inc.                                       Florida
--------------------------------------------------------------------------------
Paxson Davenport License, Inc.                                    Florida
--------------------------------------------------------------------------------
Paxson Denver License, Inc.                                       Florida
--------------------------------------------------------------------------------
Paxson Des Moines License, Inc.                                   Florida
--------------------------------------------------------------------------------
Paxson Detroit License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Development, Inc.                                          Florida
--------------------------------------------------------------------------------
Paxson Fayetteville License, Inc.                                 Florida
--------------------------------------------------------------------------------
Paxson Fresno License, Inc.                                       Florida
--------------------------------------------------------------------------------
Paxson Greensboro License, Inc.                                   Florida
--------------------------------------------------------------------------------
Paxson Greenville License, Inc.                                   Florida
--------------------------------------------------------------------------------
Paxson Hartford Holdings, Inc.                                    Florida
--------------------------------------------------------------------------------
Paxson Hartford License, Inc.                                     Florida
--------------------------------------------------------------------------------
Paxson Hawaii License, Inc.                                       Florida
--------------------------------------------------------------------------------
Paxson Holdings, Inc.                                             Florida
--------------------------------------------------------------------------------
Paxson Houston License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Indianapolis Holdings, Inc.                                Florida
--------------------------------------------------------------------------------
Paxson Indianapolis License, Inc.                                 Florida
--------------------------------------------------------------------------------
Paxson Jacksonville License, Inc.                                 Florida
--------------------------------------------------------------------------------

                                     Page3

--------------------------------------------------------------------------------
Paxson Jax License, Inc.                                          Florida
--------------------------------------------------------------------------------
Paxson Kansas City License, Inc.                                  Florida
--------------------------------------------------------------------------------
Paxson Knoxville License, Inc.                                    Florida
--------------------------------------------------------------------------------
Paxson Lexington License, Inc.                                    Florida
--------------------------------------------------------------------------------
Paxson Los Angeles License, Inc.                                  Florida
--------------------------------------------------------------------------------
Paxson Merchandising & Licensing, Inc.                            Florida
--------------------------------------------------------------------------------
Paxson Miami-35 License, Inc.                                     Florida
--------------------------------------------------------------------------------
Paxson Milwaukee License, Inc.                                    Florida
--------------------------------------------------------------------------------
Paxson Minneapolis License, Inc.                                  Florida
--------------------------------------------------------------------------------
Paxson Mobile License, Inc.                                       Florida
--------------------------------------------------------------------------------
Paxson New York License, Inc.                                     Florida
--------------------------------------------------------------------------------
Paxson Norfolk License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Norwell Holdings, Inc.                                     Florida
--------------------------------------------------------------------------------
Paxson Norwell Interest, Inc.                                     Florida
--------------------------------------------------------------------------------
Paxson Norwell Intermediary, Inc.                                 Florida
--------------------------------------------------------------------------------
Paxson Oklahoma City License, Inc.                                Florida
--------------------------------------------------------------------------------
Paxson Orlando License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Philadelphia License, Inc.                                 Florida
--------------------------------------------------------------------------------
Paxson Phoenix License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Portland License, Inc.                                     Florida
--------------------------------------------------------------------------------
Paxson Productions, Inc.                                          Florida
--------------------------------------------------------------------------------
Paxson Raleigh License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Roanoke License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Sacramento License, Inc.                                   Florida
--------------------------------------------------------------------------------
Paxson Salem License, Inc.                                        Florida
--------------------------------------------------------------------------------
Paxson Salt Lake City License, Inc.                               Florida
--------------------------------------------------------------------------------
Paxson San Antonio License, Inc.                                  Florida
--------------------------------------------------------------------------------
Paxson San Jose License, Inc.                                     Florida
--------------------------------------------------------------------------------
Paxson Scranton License, Inc.                                     Florida
--------------------------------------------------------------------------------
Paxson Seattle License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Shreveport License, Inc.                                   Florida
--------------------------------------------------------------------------------
Paxson Spokane License, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson Sports of Miami, Inc.                                      Florida
--------------------------------------------------------------------------------
Paxson St. Croix License, Inc.                                    Florida
--------------------------------------------------------------------------------
Paxson Syracuse License, Inc.                                     Florida
--------------------------------------------------------------------------------
Paxson Tampa-66 License, Inc.                                     Florida
--------------------------------------------------------------------------------
Paxson Television Productions, Inc.                               Florida
--------------------------------------------------------------------------------
Paxson Television, Inc.                                           Florida
--------------------------------------------------------------------------------
Paxson Tennessee License, Inc.                                    Florida
--------------------------------------------------------------------------------
Paxson Tulsa License, Inc.                                        Florida
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Paxson Washington License, Inc.                                   Florida
--------------------------------------------------------------------------------
Paxson Washington-60 License, Inc.                                Florida
--------------------------------------------------------------------------------
Paxson Wausau License, Inc.                                       Florida
--------------------------------------------------------------------------------
Paxson West Palm Beach Holdings, Inc.                             Delaware
--------------------------------------------------------------------------------
Paxson West Palm Beach License, Inc.                              Florida
--------------------------------------------------------------------------------
PCC Direct, Inc.                                                  Florida
--------------------------------------------------------------------------------
Travel Channel Acquisition Corporation                            Delaware
--------------------------------------------------------------------------------

                                     Page 5